Exhibit 99.1

M/A-COM Technology Solutions Holdings, Inc. Reports Fourth Quarter and

Fiscal Year 2012 Financial Results

LOWELL, MA, November 13, 2012 - M/A-COM Technology Solutions Holdings, Inc. (NASDAQ: MTSI) (“M/A-COM Tech”), a leading supplier of high performance analog semiconductor solutions, today reported its financial results for the fourth quarter and fiscal year ended September 28, 2012.

Fourth Quarter Fiscal Year 2012 GAAP Results

•	Revenue was $74.6 million, compared to $77.1 million in the prior quarter;

•	Gross margin was 42.3 percent, compared to 45.9 percent in the prior quarter;

•	Operating margin was 19.5 percent, compared to 20.0 percent in the prior quarter;

•	Net income was $17.0 million, or $0.36 per diluted share, compared to a net income of $13.5 million, or $0.29 per share in the prior quarter; and

•	Cash and cash equivalents totaled $84.5 million.

Fourth Quarter Fiscal Year 2012 Non-GAAP Results

•	Gross margin was 43.9 percent, compared to 46.8 percent in the prior quarter;

•	Operating margin was 20.5 percent, compared to 22.5 percent in the prior quarter; and

•	Net income was $10.4 million, or $0.22 per diluted share, compared to net income of $11.8 million, or $0.25 per diluted share in the prior quarter.

Fiscal Year 2012 Results

Fiscal year 2012 revenue was $302.2 million, compared to $310.3 million in fiscal 2011. Non-GAAP net income was $42.1 million, or $0.94 per diluted share, compared to $33.2 million, or $0.80 per share in fiscal 2011.

Charles Bland, Chief Executive Officer of M/A-COM Tech, stated “Fiscal fourth quarter revenue and net income per share results were both in line with our expectations though the macroeconomic environment continued to impact our end markets. Gross margin was negatively impacted during the quarter primarily due to warranty expense and manufacturing costs associated with the ramp-up of a new radar program.”

Mr. Bland noted, “We achieved a record non-GAAP operating profit for fiscal year 2012, increasing 19 percent over the prior year on slightly lower revenue. Additionally, we ended the year with a robust product development pipeline and continued momentum in new product releases. Looking to fiscal year 2013, we remain focused on executing on our new product initiatives to support revenue growth and margin expansion while further leveraging our operational efficiencies.”

Business Outlook

M/A-COM Tech currently expects first quarter of fiscal 2013 revenue to range between $72 million and $77 million, non-GAAP gross margin between 44 and 45 percent, and non-GAAP earnings per diluted share between $0.19 and $0.23, based on 48 million shares outstanding.

Conference Call

M/A-COM Tech will host a conference call on Tuesday, November 13, 2012 at 5:00 p.m. Eastern Time to discuss its fourth quarter and fiscal 2012 financial results and business outlook. Investors and analysts may join the conference call by dialing 1-877-837-3908 and providing the confirmation code 39791367. International callers may join the teleconference by dialing 1-973-872-3000 and entering the same confirmation code at the prompt. A telephone replay of the call will be made available on November 13th approximately two hours after the call and will remain available for 3 business days. The replay number is 1-855-859-2056 with a pass code of 39791367. International callers should dial 1-404-537-3406 and enter the same pass code at the prompt.

Additionally, this conference call will be broadcast live over the Internet and can be accessed by all interested parties in the Investors section of M/A-COM Tech’s website at http://www.macomtech.com. To listen to the live call, please go to the Investors section of M/A-COM Tech’s website and click on the conference call link at least fifteen minutes prior to the start of the conference call. For those unable to participate during the live broadcast, a replay will be available shortly after the call and will remain available for approximately 30 days.

About M/A-COM Technology Solutions Holdings, Inc.

M/A-COM Tech (www.macomtech.com) is a leading supplier of high performance analog semiconductor solutions for use in radio frequency (RF), microwave, and millimeter wave applications. Recognized for its broad portfolio of products, M/A-COM Tech serves diverse markets including CATV, wireless infrastructure, optical communications, aerospace and defense, automotive, industrial, medical, and mobile devices. M/A-COM Tech builds on more than 60 years of experience designing and manufacturing innovative product solutions for customers worldwide.

Headquartered in Lowell, Massachusetts, M/A-COM Tech is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. M/A-COM Tech has design centers and sales offices throughout North America, Europe, Asia and Australia.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on M/A-COM Tech management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among others, information concerning our stated business outlook and future results of operations, our continued focus on executing on our new product initiatives to support revenue growth and margin expansion while further leveraging our operational efficiencies, and any statements regarding future trends, business strategies, competitive position, industry conditions and market opportunities. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect M/A-COM Tech’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or our actual activities or results to differ materially from those expressed in any forward-looking statement. Although M/A-COM Tech believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, among others, the potential for continued weakness in our Networks market, lower than expected demand in any or all of our three primary markets or from any of our large OEM customers based on macro-economic weakness or otherwise, the potential for defense spending cuts, program cancellations or sequestration, lower than expected utilization and absorption in our manufacturing facilities, lack of success or slower than expected success in our new product development efforts, loss of business due to competitive factors, obsolescence, customer program shifts or otherwise, lower than anticipated or slower than expected customer acceptance of our new product introductions, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of our revenues, the potential for increased pricing pressure based on competitive factors, technology shifts or otherwise, the impact of any acquisition, divestiture or restructuring activity, the impact of supply shortages or other disruptions in our internal or outsourced supply chain, the relative success of our cost-savings initiatives, the potential for inventory obsolescence and related write-offs, the impact of any current or future litigation instituted by or against us, and the impact of any claims of intellectual property infringement or misappropriation, which could require us to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent us from selling certain of our products, as well as those factors described in “Risk Factors” in M/A-COM Tech’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2012 as filed with the SEC on August 7, 2012. M/A-COM Tech undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

In addition to GAAP reporting, M/A-COM Tech provides investors with Non-GAAP financial reporting, including gross margin, operating margin, net income and other data calculated on a Non-GAAP basis. This Non-GAAP information excludes amortization of acquisition-related intangibles, share-based and other non-cash compensation expense, restructuring charges, Optomai litigation costs, changes in the carrying values of liabilities measured at fair value, other non-cash expenses and certain income tax items. Management does not believe that the excluded items are reflective of M/A-COM Tech’s underlying performance. The exclusion of these and other similar items from M/A-COM Tech’s Non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual. M/A-COM Tech believes this Non-GAAP financial information provides additional insight into M/A-COM Tech’s on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of M/A-COM Tech’s on-going operations and enable more meaningful period to period comparisons. These Non-GAAP measures are provided in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and Non-GAAP financial data is included in the supplemental financial data attached to this press release.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited and in thousands, except per share data)

	Three Months Ended			Fiscal Year Ended
	September 28, 2012	June 29, 2012	September 30, 2011	September 28, 2012	September 30, 2011
Revenue	$74,563	$77,125	$78,802	$302,203	$310,295
Cost of revenue	43,029	41,721	43,919	167,301	178,435

Gross profit	31,534	35,404	34,883	134,902	131,860
Operating expenses:
Research and development	7,960	9,193	10,588	35,817	36,121
Selling, general and administrative	11,730	10,706	11,486	44,754	48,103
Accretion of contingent consideration	(2,945)	101	(450)	(3,922)	210
Restructuring charges	276	—	633	1,862	1,499

Total operating expenses	17,021	20,000	22,257	78,511	85,933
Income from operations	14,513	15,404	12,626	56,391	45,927
Other (income) expense:
Accretion of common stock warrant liability	(5,966)	(3,198)	(5,161)	(3,175)	5,080
Accretion of Class B conversion liability	—	—	(17,314)	44,119	39,737
Interest expense	150	161	811	695	1,561
Other income - related party	(94)	(91)	—	(185)	—

Total other (income) expense	(5,910)	(3,128)	(21,664)	41,454	46,378
Income (loss) before income taxes	20,423	18,532	34,290	14,937	(451)
Income tax provision (benefit)	3,465	4,987	(5,860)	15,953	1,319

Net income (loss) from continuing operations	16,958	13,545	40,150	(1,016)	(1,770)
Net income from discontinued operations	—	—	—	—	754

Net income (loss)	16,958	13,545	40,150	(1,016)	(1,016)
Accretion of redeemable preferred stock and participating stock dividends	(49)	(41)	(39,648)	(2,616)	(80,452)

Net income (loss) attributable to common stockholders	$16,909	$13,504	$502	$(3,632)	$(81,468)

Net income (loss) per share:
Basic income (loss) per common share:
Income (loss) from continuing operations	$0.37	$0.30	$0.29	$(0.15)	$(54.63)
Income from discontinued operations	—	—	—	—	0.50

Net income (loss) - basic	$0.37	$0.30	$0.29	$(0.15)	$(54.13)

Diluted income (loss) per common share:
Income (loss) from continuing operations	$0.36	$0.29	$0.12	$(0.15)	$(54.63)
Income from discontinued operations	—	—	—	—	0.50

Net income (loss) - diluted	$0.36	$0.29	$0.12	$(0.15)	$(54.13)

Shares used to compute net income (loss) per share:
Basic	45,235	45,160	1,721	24,758	1,505

Diluted	46,913	47,264	4,053	24,758	1,505

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(unaudited and in thousands, except per share data)

	Three Months Ended
	September 28, 2012		June 29, 2012		September 30, 2011
	Amount	% Revenue	Amount	% Revenue	Amount	% Revenue
Gross profit - GAAP	$31,534	42.3%	$35,404	45.9%	$34,883	44.3%
Amortization expense	841	1.1	383	0.5	381	0.5
Non-cash compensation expense	335	0.4	302	0.4	45	0.1

Gross profit - Non-GAAP	$32,710	43.9%	$36,089	46.8%	$35,309	44.8%

Research and Development - GAAP	$7,960	10.7%	$9,193	11.9%	$10,588	13.4%
Non-cash compensation expense	(367)	(0.5)	(388)	(0.5)	(103)	(0.1)

Research and Development - Non-GAAP	$7,593	10.2%	$8,805	11.4%	$10,485	13.3%

Selling, General and Administrative - GAAP	$11,730	15.7%	$10,706	13.9%	$11,486	14.6%
Amortization expense	(545)	(0.7)	(257)	(0.3)	(258)	(0.3)
Non-cash compensation expense	(871)	(1.2)	(503)	(0.7)	(274)	(0.3)
Optomai litigation costs	(484)	(0.6)	—	—	—	—

Selling, General and Administrative - Non-GAAP	$9,830	13.2%	$9,946	12.9%	$10,954	13.9%

Total operating expenses - GAAP	$17,021	22.8%	$20,000	25.9%	$22,257	28.2%
Amortization expense	(545)	(0.7)	(257)	(0.3)	(258)	(0.3)
Non-cash compensation expense	(1,238)	(1.7)	(891)	(1.2)	(377)	(0.5)
Optomai litigation costs	(484)	(0.6)	—	—	—	—
Accretion of contingent consideration	2,945	3.9	—	—	450	0.6
Restructuring charges	(276)	(0.4)	(101)	(0.1)	(633)	(0.8)

Total operating expenses - Non-GAAP	$17,423	23.4%	$18,751	24.3%	$21,439	27.2%

Income from operations - GAAP	$14,513	19.5%	$15,404	20.0%	$12,626	16.0%
Amortization expense	1,386	1.9	640	0.8	639	0.8
Non-cash compensation expense	1,573	2.1	1,193	1.5	422	0.5
Optomai litigation costs	484	0.6	—	—	—	—
Accretion of contingent consideration	(2,945)	(3.9)	101	0.1	(450)	(0.6)
Restructuring charges	276	0.4	—	—	633	0.8

Income from operations - Non-GAAP	$15,287	20.5%	$17,338	22.5%	$13,870	17.6%

Net income - GAAP	$16,958	22.7%	$13,545	17.6%	$40,150	51.0%
Amortization expense	1,054	1.4	437	0.6	956	1.2
Non-cash compensation expense	1,196	1.6	815	1.1	631	0.8
Optomai litigation costs	368	0.5	—	—	—	—
Accretion of contingent consideration	(2,239)	(3.0)	69	0.1	(673)	(0.9)
Restructuring charges	210	0.3	—	—	947	1.2
Accretion of common stock warrant liability	(5,966)	(8.0)	(3,198)	(4.1)	(5,161)	(6.5)
Accretion of Class B conversion liability	—	—	—	—	(17,314)	(22.0)
Non-cash interest expense	54	0.1	46	0.1	980	1.2
Non-recurring tax items	(1,202)	(1.6)	126	0.2	(11,602)	(14.7)

Net income - Non-GAAP	$10,433	14.0%	$11,840	15.4%	$8,914	11.3%

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)

(unaudited and in thousands, except per share data)

	Three Months Ended
	September 28, 2012		June 29, 2012		September 30, 2011
	Amount	Income per diluted share	Amount	Income per diluted share	Amount	Income per diluted share
Net income - GAAP:
Net income	$16,958	$0.36	$13,545	$0.29	$40,150	$9.91
Accretion of redeemable preferred stock and participating stock dividends	(49)	—	(41)	—	(39,648)	(9.79)

Net income attributable to common stockholders	$16,909	$0.36	$13,504	$0.29	$502	$0.12

Net income - Non-GAAP	$10,433	$0.22	$11,840	$0.25	$8,914	$0.21

Diluted shares - GAAP	46,913		47,264		4,053
Convertible preferred stock	—		—		37,748
Incremental stock options, warrants, restricted stock and units	513		549		227

Diluted shares - Non-GAAP	47,426		47,813		42,028

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)

(unaudited and in thousands, except per share data)

	Fiscal Year Ended
	September 28, 2012		September 30, 2011
	Amount	% Revenue	Amount	% Revenue
Gross profit - GAAP	$134,902	44.6%	$131,860	42.5%
Amortization expense	1,988	0.7	1,588	0.5
Non-cash compensation expense	715	0.2	335	0.1

Gross profit - Non-GAAP	$137,605	45.5%	$133,783	43.1%

Research and development - GAAP	$35,817	11.9%	$36,121	11.6%
Non-cash compensation expense	(979)	(0.3)	(258)	(0.1)

Research and development - Non-GAAP	$34,838	11.5%	$35,863	11.6%

Selling, general and administrative - GAAP	$44,754	14.8%	$48,103	15.5%
Amortization expense	(1,317)	(0.4)	(1,069)	(0.3)
Optomai litigation costs	(484)	(0.2)	—	—
Non-cash compensation expense	(2,068)	(0.7)	(964)	(0.3)

Selling, general and administrative - Non-GAAP	$40,885	13.5%	$46,070	14.8%

Total operating expenses - GAAP	$78,511	26.0%	$85,933	27.7%
Amortization expense	(1,317)	(0.4)	(1,069)	(0.3)
Optomai litigation costs	(484)	(0.2)	—	—
Non-cash compensation expense	(3,047)	(1.0)	(1,222)	(0.4)
Accretion of contingent consideration	3,922	1.3	(210)	(0.1)
Restructuring charges	(1,862)	(0.6)	(1,499)	(0.5)

Total operating expenses - Non-GAAP	$75,723	25.1%	$81,933	26.4%

Income from operations - GAAP	$56,391	18.7%	$45,927	14.8%
Amortization expense	3,305	1.1	2,657	0.9
Non-cash compensation expense	3,762	1.2	1,557	0.5
Optomai litigation costs	484	0.2	—	—
Accretion of contingent consideration	(3,922)	(1.3)	210	0.1
Restructuring charges	1,862	0.6	1,499	0.5

Income from operations - Non-GAAP	$61,882	20.5%	$51,850	16.7%

Net loss - GAAP	$(1,016)	(0.3)%	$(1,016)	(0.3)%
Amortization expense	2,361	0.8	2,578	0.8
Non-cash compensation expense	2,688	0.9	1,511	0.5
Optomai litigation costs	346	0.1	—	—
Accretion of contingent consideration	(2,802)	(0.9)	204	0.1
Restructuring charges	1,330	0.4	1,454	0.5
Accretion of common stock warrant liability	(3,175)	(1.1)	5,080	1.6
Accretion of Class B conversion liability	44,119	14.6	39,737	12.8
Non-cash interest expense	194	0.1	742	0.2
Discontinued operations	—	—	(754)	(0.2)
Non-recurring tax items	(1,961)	(0.6)	(16,351)	(5.3)

Net income - Non-GAAP	$42,084	13.9%	$33,185	10.7%

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)

(unaudited and in thousands, except per share data)

	Fiscal Year Ended
	September 28, 2012		September 30, 2011
	Amount	Income (loss) per diluted share	Amount	Income (loss) per diluted share
Net loss – GAAP:
Net loss	$(1,016)	$(0.04)	$(1,016)	$(0.68)
Accretion of redeemable preferred stock and participating stock dividends	(2,616)	(0.11)	(80,452)	(53.45)

Net loss attributable to common stockholders	$(3,632)	$(0.15)	$(81,468)	$(54.13)

Net income – Non-GAAP	$42,084	$0.94	$33,185	$0.80

Diluted shares – GAAP	24,758		1,505
Convertible preferred stock	17,803		37,748
Incremental stock options, warrants, restricted stock and units	2,351		2,423

Diluted shares – Non-GAAP	44,912		41,676

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 28, 2012	September 30, 2011
ASSETS
Current assets:
Cash and cash equivalents	$84,528	$45,668
Accounts receivable, net	54,184	46,212
Inventories	57,459	52,480
Deferred income taxes and other current assets	16,863	12,175

Total current assets	213,034	156,535
Property and equipment, net	30,209	25,364
Goodwill and intangible assets, net	22,766	26,071
Other assets	2,064	3,298

TOTAL ASSETS	$268,073	$211,268

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable, accrued liabilities and other	$41,155	$38,990
Deferred revenue	7,992	13,119
Current portion of contingent consideration	6,580	15,000

Total current liabilities	55,727	67,109
Contingent consideration, less current portion	—	10,502
Common stock warrant liability	7,561	10,736
Class B conversion liability	—	81,378
Deferred income taxes and other long-term liabilities	5,327	4,362

Total liabilities	68,615	174,087

Redeemable and convertible preferred stock	—	182,018

Commitments and contingencies
Stockholders’ equity (deficit)	199,458	(144,837)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$268,073	$211,268

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited and in thousands)

	Fiscal Year Ended
	September 28, 2012	September 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,016)	$(1,016)
Adjustments to reconcile net loss to net cash from operating activities — net of effects from acquisition:
Accretion of common stock warrant liability	(3,175)	5,080
Accretion of Class B conversion liability	44,119	39,737
Depreciation and amortization	12,233	10,410
Accretion of contingent consideration	(3,922)	210
Share-based and other noncash incentive compensation	3,762	1,557
Amortization of deferred financing costs	271	765
Deferred income taxes and other	2,013	(8,943)
Change in operating assets and liabilities (net of assets acquired and liabilities assumed in acquisition):
Accounts receivable	(7,972)	(690)
Inventories	(4,979)	(7,121)
Prepaid expenses and other assets	(5,159)	(1,877)
Accounts payable and accrued liabilities and other	4,146	(5,959)
Deferred revenue	(5,127)	660

Net cash from operating activities	35,194	32,813

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of a business - net of cash acquired	—	(1,807)
Proceeds from sale of assets	—	3,042
Purchases of property and equipment	(15,679)	(9,781)

Net cash from investing activities	(15,679)	(8,546)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriters’ discount	98,175	—
Payment of Class B preference	(60,000)	—
Financing and offering costs	(3,362)	(2,448)
Proceeds from stock option exercises	527	611
Payments on notes payable	—	(30,000)
Payments on capital leases	—	(1,426)
Proceeds from issuance of convertible preferred stock with warrants and conversion features	—	118,680
Excess tax benefits	214	—
Repurchase of common stock	(685)	—
Payment of contingent consideration	(15,000)	(8,825)
Payment of dividends	(507)	(79,137)
Payments to Mimix Holdings, Inc. preferred and common stockholders	(17)	—

Net cash from financing activities	19,345	(2,545)

NET INCREASE IN CASH AND CASH EQUIVALENTS	38,860	21,722
CASH AND CASH EQUIVALENTS — Beginning of year	45,668	23,946

CASH AND CASH EQUIVALENTS — End of year	$84,528	$45,668

Company Contact:

M/A-COM Technology Solutions Holdings, Inc.

Conrad Gagnon

Chief Financial Officer

P: 978-656-2550

E: Conrad.Gagnon@macomtech.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers

EVP, Investor Relations

P: 949-224-3874

E: lsievers@sheltongroup.com